Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated February 21, 2019, is by and among GOOD TIMES RESTAURANTS INC., a Nevada corporation (the “Borrower”), the Guarantors, the Lenders and CADENCE BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated September 8, 2016 (as amended by that certain First Amendment to Credit Agreement, dated September 11, 2017, that certain Second Amendment to Credit Agreement, dated as of October 31, 2018, and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, Bad Daddy’s International LLC (“BDI”) has, on or about February 6, 2019, acquired 100% of the Equity Interests of (i) Bad Daddy’s Burger Bar Of Seaboard, LLC (“BDBB Seaboard”), (ii) Bad Daddy’s Burger Bar Of Cary, LLC (“BDBB Cary”), and (iii) BDBB Of Olive Park NC, LLC (“BDBB Olive Park”; collectively with BDBB Seaboard and BDBB Cary, the “2019 JVs”) not previously owned by BDI, such that, after giving effect thereto, the 2019 JVs became wholly-owned Subsidiaries of BDI (the “2019 JV Acquisitions”);

WHEREAS, the Administrative Agent and the Lenders have provided consent to the 2019 JV Acquisitions pursuant to that certain Consent dated February 5, 2019;

WHEREAS, the Loan Parties have requested that the Lenders make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1         Amendments to Credit Agreement.

(a)           The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by adding a new paragraph to the end thereof as follows:

Notwithstanding the foregoing, Consolidated EBITDA for any period which includes the fiscal quarter ending on or about (1) June 26, 2018 shall be deemed to include $200,070 in connection with the 2019 JV Acquisitions, (2) September 25, 2018 shall be deemed to include $135,463 in connection with the 2019 JV Acquisitions, (3) December 25, 2018 shall be deemed to include $144,869 in connection with the 2019 JV Acquisitions and (4) March 26, 2019 shall be deemed to include $51,620 in connection with the 2019 JV Acquisitions.

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(b)          The definition of “Excluded Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Excluded Subsidiary” (a) Fast Restaurants Co-Development Limited Partnership, (b) [RESERVED], (c) [RESERVED], (d) Bad Daddy’s Burger Bar of Winston-Salem, LLC, (e) [RESERVED], (f) BD of Greenville, LLC, (g) BD of Wendover Commons, LLC, (h) BD of McDaniel Village, LLC and (i) any other Subsidiary of the Loan Parties that is a joint venture any portion of the Equity Interests of which are held by a third party, unless consent of the third party to such Subsidiary guaranteeing the Obligations is obtained.

(c)           Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order therein:

“2019 JV Acquisitions” means the acquisitions made by Bad Daddy’s International LLC, on or about February 6, 2019, of 100% of the Equity Interests of (i) Bad Daddy’s Burger Bar Of Seaboard, LLC, (ii) Bad Daddy’s Burger Bar Of Cary, LLC and (iii) BDBB Of Olive Park NC, LLC not previously owned by Bad Daddy’s International LLC, such that, after giving effect thereto, each of the foregoing became wholly-owned Subsidiaries of Bad Daddy’s International LLC.

(d)          Schedule 5.19(a) to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 5.19(a) hereto.

ARTICLE II

CONDITIONS

2.1         Closing Conditions. This Amendment shall be deemed effective as of the date set forth above upon receipt by the Administrative Agent of:

(a)          a copy of this Amendment duly executed by each of the Borrower, the Guarantors, the Administrative Agent and the Lenders;

(b)          a Joinder Agreement duly executed by each of the 2019 JVs, the Borrower and the Administrative Agent;

(c)          with respect to each of the 2019 JVs, the following items, in each case in form and substance satisfactory to the Administrative Agent:

(i) (A) searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of each of the 2019 JVs, (B) copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens, and (C) tax lien, judgment and bankruptcy searches;

(ii) searches of ownership of Intellectual Property in the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Administrative Agent in order to perfect the Administrative Agent’s security interest in the Intellectual Property;

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(iii) completed UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the Collateral with respect to each of the 2019 JVs;

(iv) Pledged Equity with respect to each of the 2019 JVs (to the extent such Pledged Equity is certificated); and

(v) to the extent required to be delivered, filed, registered or recorded pursuant to the terms and conditions of the Collateral Documents, all instruments, documents and chattel paper in the possession of any of the 2019 JVs, together with allonges or assignments as may be necessary or appropriate to create and perfect the Administrative Agent’s and the Lenders’ security interest in the Collateral with respect to each of the 2019 JVs;

(d)          an officer’s certificate dated as of the date hereof, executed by a Responsible Officer of each of the 2019 JVs, certifying as to the Organization Documents of each of the 2019 JVs (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each of the 2019 JVs, the good standing, existence or its equivalent of each of the 2019 JVs and of the incumbency (including specimen signatures) of the Responsible Officers of each of the 2019 JVs;

(e)          an opinion or opinions of counsel for the Loan Parties, dated the date hereof and addressed to the Administrative Agent and the Lenders, with respect to the 2019 JVs and the matters contemplated in this Amendment, in form and substance acceptable to the Administrative Agent; and

(f)           any fees and expenses owing to the Administrative Agent in connection with this Amendment.

ARTICLE III
MISCELLANEOUS

3.1         Amended Terms. On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2         Representations and Warranties of the Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)           Each Loan Party has all requisite power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms.

(b)          The execution, delivery and performance by each Loan Party of this Amendment been duly authorized by all necessary corporate or other organizational action and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.

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(c)           No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Loan Parties of this Amendment.

(d)          The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for those that are qualified by materiality, which are true and correct in all respects).

(e)           No event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)            The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g)          The Obligations of the Loan Parties are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3         Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document and (b) that it is responsible for the observance and full performance of its respective obligations under the Loan Documents.

3.4         Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5         Expenses. The Loan Parties agree to pay all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6         Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7         Counterparts; Telecopy. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

3.8         GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.9         Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

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3.10       Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	GOOD TIMES RESTAURANTS INC.,
a Nevada corporation

	By:	/s/ Ryan M. Zink
Name: Ryan M. Zink Title: Treasurer and Chief Financial Officer

GUARANTORS:	GOOD TIMES DRIVE THRU INC.,
a Colorado corporation

	By:	/s/ Ryan M. Zink
Name: Ryan M. Zink Title: Treasurer and Chief Financial Officer

BD OF COLORADO LLC, a Colorado limited liability company

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its manager

By:	/s/ Ryan M. Zink
Name:	Ryan M. Zink
Title:	Treasurer and Chief Financial Officer

GOOD TIMES RESTAURANTS INC.

THIRD AMENDMENT

BAD DADDY’S FRANCHISE DEVELOPMENT, LLC,

a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its member

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name:	Ryan M. Zink
Title:	Treasurer and Chief Financial Officer

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its member

By:	/s/ Ryan M. Zink
Name:	Ryan M. Zink
Title:	Treasurer and Chief Financial Officer

BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name:	Ryan M. Zink
Title:	Treasurer and Chief Financial Officer

GOOD TIMES RESTAURANTS INC.

THIRD AMENDMENT

BAD DADDY’S BURGER BAR, LLC, a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name:	Ryan M. Zink
Title:	Treasurer and Chief Financial Officer

BAD DADDY’S BURGER BAR OF BALLANTYNE, LLC, a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name:	Ryan M. Zink
Title:	Treasurer and Chief Financial Officer

BAD DADDY’S BURGER BAR OF BIRKDALE, LLC, a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name:	Ryan M. Zink
Title:	Treasurer and Chief Financial Officer

GOOD TIMES RESTAURANTS INC.

THIRD AMENDMENT

BAD DADDY’S BURGER BAR OF MOORESVILLE, LLC, a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name:	Ryan M. Zink
Title:	Treasurer and Chief Financial Officer

GOOD TIMES RESTAURANTS INC.

THIRD AMENDMENT

ADMINISTRATIVE
AGENT:	CADENCE BANK, NATIONAL ASSOCIATION,
as Administrative Agent

	By:	/s/ Josh Taylor
	Name:	Josh Taylor
	Title:	Senior Vice President

LENDERS:	CADENCE BANK, NATIONAL ASSOCIATION as a Lender

	By:	/s/ Josh Taylor
	Name:	Josh Taylor
	Title:	Senior Vice President

GOOD TIMES RESTAURANTS INC.

THIRD AMENDMENT

Schedule 5.19(a)

Subsidiaries of Loan Parties

1)	Subsidiaries of Good Times Restaurants Inc., a Nevada corporation (“GTIM”)
a)	Good Times Drive Thru Inc., a Colorado corporation
i)	Number of Shares of each class outstanding - 1,000,000 shares – Common Stock
ii)	Wholly Owned by GTIM– 1,000,000 shares – 100%
iii)	Nature of the Interest – Common Stock - voting
iv)	No Series A stock is outstanding
v)	No Series C stock is outstanding
b)	BD of Colorado LLC, a Colorado limited liability company
i)	Number of Units outstanding – 100
ii)	Wholly owned by GTIM – 100 Units -- 100% membership interest
iii)	Nature of the Interest single class membership interest - voting
c)	Bad Daddy’s Franchise Development, LLC, a North Carolina limited liability company
i)	Number of Units outstanding –10,000 Class A Units
ii)	Wholly owned – 100% Class A membership interest:

(4,800 Units or 48% owned by GTIM) and (5,200 Units or 52% owned by BDI)

iii)	Nature of the Interest single class membership interest - voting
d)	Bad Daddy’s International, LLC, a North Carolina limited liability company (“BDI”)
i)	No Units issued
ii)	Wholly owned – 100% membership interest
iii)	Nature of the Interest single class membership interest - voting

2)	Subsidiaries of Good Times Drive Thru Inc., a Colorado corporation
a)	Fast Restaurants Co-Development LLLP, a Colorado limited liability limited partnership
i)	Joint Venture consists of 50% ownership in 6 Good Times Drive Thru restaurants and 78.5% ownership in 1 Good Times Drive Thru restaurant.
ii)	Nature of the partnership interest owned is General Partner

3)	Subsidiaries of BD of Colorado LLC, a Colorado limited liability company
a)	None

4)	Subsidiaries of Bad Daddy’s Franchise Development, LLC, a North Carolina limited liability company
a)	None

5)	Subsidiaries of Bad Daddy’s International, LLC, a North Carolina limited liability company
a)	Bad Daddy’s Burger Bar, LLC, a North Carolina limited liability company
i)	No Units issued
ii)	Wholly owned – 100% membership interest
iii)	Nature of the Interest – Single class membership interest - voting

b)	Bad Daddy’s Franchise Development, LLC, a North Carolina limited liability company
i)	Number of Units outstanding –10,000 Class A Units
ii)	Wholly owned – 100% Class A membership interest:

(4,800 Units or 48% owned by GTIM) and (5,200 Units or 52% owned by BDI)

iii)	Nature of the Interest single class membership interest - voting

c)	Bad Daddy’s Burger Bar of Ballantyne, LLC, a North Carolina limited liability company
i)	No Units issued
ii)	Wholly owned – 100% membership interest
iii)	Nature of the Interest – Single class membership interest - voting

d)	Bad Daddy’s Burger Bar of Birkdale, LLC, a North Carolina limited liability company
i)	No Units issued
ii)	Wholly owned – 100% membership interest
iii)	Nature of the Interest -- Single class membership interest - voting

e)	Bad Daddy’s Burger Bar of Mooresville, LLC, a North Carolina limited liability company
i)	No Units issued
ii)	Wholly owned – 100% membership interest
iii)	Nature of the Interest -- Single class membership interest - voting

f)	Bad Daddy’s Burger Bar of Seaboard, LLC, a North Carolina limited liability company
i)	10,000 Units of Class A and 526 Units of Class B outstanding
ii)	Wholly owned – 100% membership interest
iii)	Nature of the Interest –Class A membership interest - voting

g)	Bad Daddy’s Burger Bar of Cary, LLC, a North Carolina limited liability company
i)	10,000 Units of Class A and 0 Units of Class B outstanding
ii)	Wholly owned – 100% membership interest
iii)	Nature of the Interest – Class A membership interest - voting

h)	Bad Daddy’s Burger Bar of Winston-Salem, LLC, a North Carolina limited liability company
i)	9,700 Units of Class A and 1,077.78 Units of Class B outstanding
ii)	2,500 Units (25.78%) of Class A owned by BDI - 23.202% of all membership interests
iii)	Nature of the Interest -- Class A membership interest - voting

i)	BDBB of Olive Park NC, LLC, a North Carolina limited liability company
i)	10,000 Units of Class A and 0 Units of Class B outstanding
ii)	Wholly owned – 100% membership interest
iii)	Nature of the Interest Class A membership interest - voting

j)	Bad Daddy’s of Fayetteville, LLC, a North Carolina limited liability company
i)	94,000 Units of Class A and 6,000 Units of Class B outstanding
ii)	50,000 Units (53.191%) of Class A owned by BDI – 50% of all membership interests
iii)	Nature of the Interest Class A membership interest – voting

k)	[RESERVED]

l)	BD of Greenville, LLC, a North Carolina limited liability company
i)	10,000 Units of Class A and 0 Units of Class B outstanding
ii)	5,790 (58%) Class A units owned by BDI – 58% of all membership interests
iii)	Nature of the Interest Class A membership interest – voting

m)	BD of Wendover Commons, LLC, a North Carolina limited liability company
i)	100,000 Units of Class A and 0 Units of Class B outstanding
ii)	51,000 (51%) Class A units owned by BDI – 51% of all membership interests
iii)	Nature of the Interest Class A membership interest – voting

n)	BD of McDaniel Village, LLC, a South Carolina limited liability company
i)	100,000 Units of Class A and 0 Units of Class B outstanding
ii)	51,000 (51%) Class A units owned by BDI – 51% of all membership interests
iii)	Nature of the Interest Class A membership interest – voting

6)	Bad Daddy’s Burger Bar, LLC, a North Carolina limited liability company
a)	None

7)	Bad Daddy’s Burger Bar of Ballantyne, LLC, a North Carolina limited liability company
a)	None

8)	Bad Daddy’s Burger Bar of Birkdale, LLC, a North Carolina limited liability company
a)	None

9)	Bad Daddy’s Burger Bar of Mooresville, LLC, a North Carolina limited liability
a)	None